Exhibit 99.2

August 2, 2023

NOTICE OF REDEMPTION OF PUBLIC WARRANTS (CUSIP G76279119)
AND PRIVATE WARRANTS (CUSIP G76279127)

Dear Warrant Holder,

Roivant Sciences Ltd. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City Time on September 1, 2023 (the “Redemption Date”), all of the Company’s outstanding public warrants (the “Public Warrants”) and private warrants (the “Private Warrants” and, together with the Public Warrants, the “Warrants”) to purchase the Company’s common shares, par value $0.0000000341740141 per share (the “Common Shares”), issued under the Warrant Agreement, dated October 6, 2020, by and between the Montes Archimedes Acquisition Corp. (“MAAC”) and Continental Stock Transfer & Trust Company, as predecessor warrant agent, as modified by the Warrant Assumption Agreement, dated September 30, 2021, by and among MAAC, the Company and Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC) as successor warrant agent (the “Warrant Agent”) (as modified, the “Warrant Agreement”), for a redemption price of $0.10 per Warrant (the “Redemption Price”). The Public Warrants were initially part of the units sold in MAAC’s initial public offering and the Private Warrants were issued in a private placement.

Each Warrant entitles the holder thereof to purchase one Common Share for a purchase price of $11.50 per share, subject to adjustment as set forth in the Warrant Agreement. The Public Warrants will cease trading on The Nasdaq Global Market (“Nasdaq”) at 5:00 p.m. New York City Time on the Redemption Date. Any Warrants that remain unexercised immediately after 5:00 p.m. New York City Time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.”

The Public Warrants are listed on Nasdaq under the symbol “ROIVW”. On August 1, 2023, the closing price of the Public Warrants was $3.24, and the closing price of the Common Shares was $11.93.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Warrant holders to exercise their Warrants will terminate at 5:00 p.m. New York City Time on the Redemption Date. Immediately after 5:00 p.m. New York City Time on the Redemption Date, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” You should consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants.

Under the terms of the Warrant Agreement, the Company is entitled to redeem the Public Warrants at a redemption price of $0.10 per Public Warrant if (i) the last reported sales price (the “Reference Value”) of the Common Shares is at least $10.00 per share for any twenty (20) trading days within the thirty (30) trading-day period ending on the third trading day prior to the date on which a notice of redemption is given and (ii) if the Reference Value is less than $18.00 per share, the outstanding Private Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants. This share price performance requirement was satisfied as of July 28, 2023.

EXERCISE PROCEDURE

Warrant holders have until 5:00 p.m. New York City Time on the Redemption Date to exercise their Warrants to purchase Common Shares. Each Warrant entitles the holder thereof to purchase one Common Share at a cash price of $11.50 per Warrant exercised (the “Exercise Price”).

Holders of the Warrants may elect to exercise Warrants on a “cashless basis” (a “Make-Whole Exercise”) whereby, in lieu of paying the Company the $11.50 exercise price per Common Share, the surrendering holder will receive a certain number of the Company’s Common Shares as determined pursuant to Section 6.2 and Section 3.3.1 of the Warrant Agreement.

The number of shares that each surrendering Warrant holder will receive by virtue of a Make-Whole Exercise is calculated in accordance with Sections 6.2 and 3.3.1 of the Warrant Agreement and based on: (i) the period of time between the Redemption Date and the expiration of the Warrants and (ii) the “redemption fair market value” (being the volume-weighted average price of the Common Shares for the ten trading days immediately following the date hereof) (the “Redemption Fair Market Value”). The Company will inform holders of Warrants of the Redemption Fair Market Value no later than one (1) business day after the ten (10) trading day period ends. In no event will the number of Common Shares issued in connection with a Make-Whole Exercise exceed 0.361 Common Shares per Warrant. If any Warrants holder would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a Common Share, the number of shares the holder is entitled to receive will be rounded down to the nearest whole number of shares.

Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants.

Warrant holders of record may exercise their Warrants by sending a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Warrants being exercised, to the Warrant Agent:

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention: Relationship Management
Telephone: (877) 248-6417

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The fully and properly completed Election to Purchase must be received by American Stock Transfer & Trust Company, LLC by 5:00 p.m. New York City Time on the Redemption Date. Any failure to deliver a fully and properly completed Election to Purchase before such time will result in such holder’s Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME

For Warrant holders who hold their warrants in “street name,” provided that a Notice of Guaranteed Delivery is received by the Warrant Agent by 5:00 p.m. New York City Time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City Time on September 1, 2023, to deliver the Warrants to the Warrant Agent. Any such Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed will be deemed to have been delivered for redemption (at $0.10 per Warrant), and not for exercise.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City Time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.

Under United States federal income tax laws, the Warrant Agent may be required to withhold 24% of the Redemption Price unless such holder has furnished a valid taxpayer identification number and certification that the number supplied is correct or has otherwise established that such holder is not subject to backup withholding. Holders of the Warrants who wish to avoid backup withholding should submit either a completed IRS Form W-9 (use only if the holder is a U.S. person, including a resident alien), or the appropriate IRS Form W-8 (use only if the holder is neither a U.S. person nor a resident alien), when providing the Election to Purchase, if the holder has not already provided such documentation to the Warrant Agent. See: IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities. Publication 515, IRS Form W-9 and IRS Form W-8 forms and corresponding instructions are available through the IRS website at www.irs.gov. Holders should consult their tax advisors.

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Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

None of the Company, its Board of Directors or employees has made or is making any representation or recommendation to any Warrant holder as to whether to exercise or refrain from exercising any Warrants.

Roivant Sciences Ltd.

Annex A

ROIVANT SCIENCES LTD.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive Common Shares and herewith tenders payment for such Common Shares to the order of Roivant Sciences Ltd. (the “Company”) in the amount of $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such Common Shares be registered in the name of _________, whose address is _______________________ and that such Common Shares be delivered to _________ whose address is _______________________. If said number of Common Shares is less than all of the Common Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such Common Shares be registered in the name of ____________, whose address is ________________, and that such Warrant Certificate be delivered to __________, whose address is ___________________.

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement and a holder thereof elects to exercise its Warrant pursuant to a Make-Whole Exercise (as defined in the Warrant Agreement), the number of Common Shares that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) or Section 6.2 of the Warrant Agreement, as applicable.

In the event that the Warrant is a Private Placement Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(c) of the Warrant Agreement, the number of Common Shares that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of Common Shares that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of Common Shares that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive Common Shares. If said number of shares of Common Stock is less than all of the Common Shares purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such Common Shares be registered in the name of ________________, whose address is ___________, and that such Warrant Certificate be delivered to ____________, whose address is ______________.

Date:	Signature:

Address:

Tax Identification Number:

Signature Guaranteed: ________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).